UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 14, 2014

Calpian, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-53997	20-8592825
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 758-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On August 14, 2014, Calpian, Inc. (the “Company”) issued a press release disclosing earnings and other financial results for the three month period ended June 30, 2014 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 7.01   Regulation FD Disclosure

The Company’s Chairman and CEO, Harold Montgomery, and other representatives presented a PowerPoint slideshow during an Earnings Release conference call and webcast Thursday, August 14, 2014, at 10 a.m. CDT (11 a.m. EDT).  The PowerPoint presentation is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 14, 2014
99.2	PowerPoint Slideshow Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: August 15, 2014	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 14, 2014
99.2	PowerPoint Slideshow Presentation